  SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

April 2, 2018

Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33228	20-0065053
(Commission File Number)	(IRS Employer Identification No.)

12655 North Central Expressway, Suite 1000, Dallas, TX 75243

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On April 2, 2018, Zion Oil & Gas, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) the Prospectus Supplement (“Subscription Rights Offering”) dated as of April 2, 2018. The Prospectus Supplement forms a part of the Company’s Registration Statement on Form S-3 (File No. 333-216191), as amended, which was declared effective by the SEC on March 10, 2017 (the “Registration Statement”) with the accompanying base prospectus (collectively, the “Prospectus”).

Effective March 14, 2018, the Company executed an Information Agent Agreement with D.F. King, an AST Company, and effective March 16, 2018 the Company executed an Subscription Agent Agreement with the American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (collectively, “AST”), located at 6201 15th Avenue, Brooklyn, NY 11219, as the Information Agent and the Subscription Agent, respectfully.

Effective April 2, 2018, the Company executed with AST a Warrant Agreement to act as warrant agent for warrant ZNWAI to be issued from the Rights Offering. AST is our sole Transfer Agent and registrar for the Company’s common stock and warrants. The ZNWAI warrants will become exercisable on June 29, 2018 and continue to be exercisable through June 29, 2019 at a per share exercise price of $3.00.

The Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 5.1 to this Current Report on Form 8-K, each of which relates to the above Registration Statement, are hereby incorporated as exhibits to the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

4.1	Information Agreement effective as of March 14, 2018.

4.2	Subscription Agent Agreement effective as of March 16, 2018

4.3	Form of Warrants included in the Rights Offering (new warrant ZNWAI), Annex B

4.4	Warrant Agent Agreement effective as of April 2, 2018 between Zion Oil & Gas Inc., and American Stock Transfer & Trust Company, LLC, as Warrant Agent

4.5	Form of Non-Transferable Subscription Certificate

5.1	Opinion of Pearl Cohen Zedek Latzer Baratz, regarding the shares and warrants in the Rights Offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Zion Oil and Gas, Inc.

Date: April 2, 2018	By:	/s/ Victor G. Carrillo
Victor G. Carrillo
Chief Executive Officer

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